RSI RETIREMENT TRUST

Core Equity Fund

Emerging Growth Equity Fund

Value Equity Fund

International Equity Fund

Activity Managed Bond Fund

Intermediate-Term Bond Fund

Supplement dated December 27, 2007

to Prospectus dated February 1, 2007

At a meeting held on December 27, 2007, unitholders of RSI Retirement Trust (the “Trust”) voted to approve proposals to amend the Trust’s Agreement and Declaration of Trust (the “Trust Instrument”) that will:

•                                          remove Defined Contribution Plans, including 401(k) plans (“DC Plans”) and Individual Retirement Accounts (“IRAs”) as eligible investors in the Trust and permit the Trust to redeem at net asset value all units held by a DC Plan or by an IRA; and

•                                          allow the Board of Trustees to apply to the Securities and Exchange Commission (“SEC”) for termination of its registration under the Investment Company Act of 1940.

The Trust currently has three types of investors:  Defined Benefit Plans, DC Plans and IRAs.  The proposed amendments to the Trust Instrument will take effect on or about February 29, 2008, after which the Board of Trustees will terminate participation in the Trust by DC Plans and IRAs.  The Trust will apply to the SEC for deregistration.

Unitholders should retain this Supplement for future reference.